UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2026

ALASKA SILVER CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-290204	87-4818470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500-1111 West Hastings St,
 Vancouver, British Columbia, Canada V6E 2J3
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (520) 200-1667

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

PIPE Subscription Agreement

On August 17, 2026, Alaska Silver Corp. (the "Company" or "Alaska Silver") (TSXV: WAM, OTCQX: WAMFF) announced the closing of a private investment in public equity financing (the "Financing") for aggregate gross proceeds of C$7,615,800 (approximately US$5,480,000). Pursuant to the Financing, the Company issued 13,846,910 units (the "Units") at a price of C$0.55 per Unit (the "Financing Price"). Each Unit is comprised of one common share of the Company, without par value (a "Share"), and one common share purchase warrant (a "Warrant"). Each Warrant entitles the holder thereof to purchase one additional Share (a "Warrant Share") at an exercise price of C$0.75 per Warrant Share for three years from the date of issuance. The Units, Shares, Warrants and Warrant Shares are collectively referred to herein as the "Securities." The Financing was effected pursuant to a form of subscription agreement (the "Subscription Agreement") with the subscribers to the Financing (the "Subscribers").

The Company intends to use the net proceeds from the Financing to expand the Company's ongoing 2026 exploration program at the Illinois Creek Project. The Company currently has a 6,000-metre drilling program underway and intends to increase the program to approximately 9,000 metres. The Company also intends to use the proceeds for ongoing metallurgical and technical work, baseline environmental studies and general corporate purposes.

The Units were offered and sold to accredited investors only pursuant to exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), including Section 4(a)(2) and Rule 506(b) of Regulation D thereunder, and in compliance with applicable Canadian securities laws, including Part 5A of National Instrument 45-106. The Financing closed on or about August 14, 2026 and remains subject to final acceptance from the TSX Venture Exchange.

None of the Securities have been registered under the U.S. Securities Act or any state securities laws, and the Securities may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws.

The Warrants may not be exercised unless the Warrant Shares are registered under the U.S. Securities Act and the applicable securities laws of any state of the United States or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel, or other evidence, in each case in form and substance satisfactory to the Company to such effect. The Warrants do not confer any voting or other rights of a shareholder of the Company until exercised and are subject to customary adjustments for stock splits, consolidations, reclassifications and similar transactions.

Crescat Capital LLC ("Crescat"), which held approximately 13.8% of the Company's outstanding common shares immediately prior to closing, participated in the Financing to maintain its ownership interest at approximately 13.7%. Crescat acquired 1,830,910 Shares and 1,830,910 Warrants. Crescat is an "insider" of the Company under applicable Canadian securities laws, and its participation constitutes a related-party transaction under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions ("MI 61-101"). The Company relied on the exemptions from the minority shareholder approval and formal valuation requirements under sections 5.5(a) and 5.7(1)(a), respectively, of MI 61-101, because neither the fair market value of the Shares purchased by Crescat nor the consideration paid exceeded 25% of the Company's market capitalization.

The foregoing description of the Subscription Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the form of Subscription Agreement, which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference, and (ii) the Form of Warrant Certificate, which is filed as Exhibit 4.1 to this Report and is incorporated herein by reference.

Registration Rights

In connection with the Financing, the Company agreed to file a resale registration statement under the U.S. Securities Act covering the resale of the Shares issued in the Financing (the "Resale Registration Statement") within 120 days following the closing of the Financing. The Company agreed to use commercially reasonable efforts to have the Resale Registration Statement declared effective by the Securities and Exchange Commission (the "SEC") within 150 days following the closing date (or 180 days if the SEC conducts a full review).

The Company may suspend the use of the Resale Registration Statement for limited periods not to exceed 30 consecutive days in any 12-month period. The foregoing description of the registration rights does not purport to be complete and is qualified in its entirety by reference to the applicable provisions of the form of Subscription Agreement, which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02 in its entirety.

Based in part upon the representations of the Subscribers in the Subscription Agreement, the issuance of the Securities in connection with the Financing is exempt from registration under the U.S. Securities Act pursuant to Section 4(a)(2) of the U.S. Securities Act and Rule 506(b) of Regulation D promulgated thereunder, and the Financing was conducted in compliance with applicable Canadian securities laws, including Part 5A of National Instrument 45-106. The Subscribers represented that they are accredited investors and are acquiring the Securities for investment purposes only and not with a view to any resale, distribution or other disposition in violation of applicable United States federal securities laws.

The Units, the Shares, the Warrants and the Warrant Shares may not be sold absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. The Securities issued pursuant to the Financing are "restricted securities" as defined in Rule 144 under the U.S. Securities Act and are subject to a hold period of six months from the date of issuance for resale purposes under Rule 144, subject to satisfaction of all other applicable conditions, as well as a four-month-and-one-day hold period under applicable Canadian securities laws.

Item 8.01 Other Events.

On August 17, 2026, the Company issued a press release announcing the closing of the Financing. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements

Some of the statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and involve risks and uncertainties. These statements relate to Alaska Silver's business as an exploration company, its exploration activities and the Illinois Creek Project, the Company's 2026 drilling program, the use of proceeds of the Financing, the receipt of final acceptance from the TSX Venture Exchange, and the filing and effectiveness of the Resale Registration Statement. The Company has attempted to identify forward-looking statements by terminology including "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," "approximately" or other words that convey uncertainty of future events or outcomes. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including market conditions; metal prices; the Company's ability to utilize the proceeds of the Financing in the manner intended; the Company's ability to receive final acceptance from the TSX Venture Exchange; the Company's ability to file and have declared effective the Resale Registration Statement on the timing anticipated or at all; the Company's ability to increase its 2026 drilling program from 6,000 metres to approximately 9,000 metres; and those risks set out under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in the Company's other filings with the SEC and public disclosure record on SEDAR+. Given these uncertainties, readers should not place undue reliance on these forward-looking statements.

Any forward-looking statements contained in this report speak only as of its date. The Company undertakes no obligation to update any forward-looking statements contained in this report to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
10.1*	Form of Subscription Agreement
99.1	Press Release, dated August 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	ALASKA SILVER CORP.

	By:	/s/ Darren Morgans
Darren Morgans
Chief Financial Officer